LaRUE, CORRIGAN & McCORMICK LLP Certified Public Accountants
5959 Topanga Canyon Boulevard, Suite 180
Woodland Hills, California 91367
Telephone 818-587-9300
Facsimile 818-347-0904
lcmcpa.com
ROBERT LaRUE 818-587-9302 MIKE McCORMICK 818-587-9303
KEN TEASDALE 818-587-9305 JACK CORRIGAN 818-587-9301

Exhibit 99.3

CONSENT OF INDEPENDENT ACCOUNTANT

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-117405 and 333-120160) of Greenfield Online, Inc., of our report dated February 17, 2005, relating to the financial statements of Zing Wireless, Inc. dba goZing.com, included as Item 9.01 to this Current Report on Form 8-K/A filed on April 25, 2005.

LaRue, Corrigan & McCormick LLP
Woodland Hills, California
April 25, 2005